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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) August 6, 1996
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                                DEFIANCE, INC.
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            (Exact name of registrant as specified in its charter)

        DELAWARE                   0-14044                    34-1526359
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(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)              Identification No.)

1111 Chester Avenue, Suite #750, Cleveland, OH                44114-3516
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        (Address of principal offices)                        (Zip Code)

      Registrant's telephone number, including area code (216) 861-6300
                                                         --------------

                                Not applicable
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        (Former name or former address, if changed since last report.)

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Item 5. Other events,
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On August 6, 1996, the registrant announced it had entered into a definitive agreement to sell all the common shares of its Vaungarde, Incorporated subsidiary to Quoin, Inc., a privately held company with headquarters in Grand Rapids, Michigan.

Item 7. Financial statements and exhibits.
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(c)  Exhibits.
     28.1 August 6, 1996 press release.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      August 8, 1996           DEFIANCE, INC.


                               By: /s/ Michael J. Meier
                                  ----------------------------------------
                                     Michael J. Meier
                                     Vice President -- Finance,
                                     Chief Financial Officer,
                                     Secretary and Treasurer
                                     (Principal Financial Officer)

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